Exhibit 99.1

Cartesian Announces Intention to Voluntarily Delist from NASDAQ and List on the OTCQB Market

Overland Park, KS - November 2, 2017 - Cartesian™ (NASDAQ: CRTN), a leading provider of consulting services and managed solutions to the global communications, technology and digital media industries, has notified the Nasdaq Stock Market (“Nasdaq”) of its intention to voluntarily delist its common stock from the Nasdaq Capital Market (“NCM”). The Company intends to cease trading on Nasdaq at the close of business on November 13, 2017.

As previously disclosed on Form 8-K on May 15, 2017, Cartesian received a letter from Nasdaq notifying the Company of its failure to maintain a minimum closing bid price of $1.00 over the preceding 30 consecutive business days for its common stock, as required by Nasdaq Marketplace Rule 5550(a)(2)(the “Rule”). The letter stated that Cartesian has until November 13, 2017 to demonstrate compliance by maintaining a minimum closing bid price of at least $1.00 for a minimum of 10 consecutive business days. If the Company were to remain on the NCM and not regain compliance with the Rule by November 13, 2017, Nasdaq will provide notice to the Company that its common stock is subject to delisting.

Cartesian’s Board of Directors approved the voluntary withdrawal of the Company’s common stock from listing on the NCM as a result of numerous factors, including its assessment of the probability of the Company’s regaining compliance with the Rule and complying with certain other Nasdaq quantitative requirements, the common stock’s current trading volume and price, and the costs of maintaining eligibility to list the Company’s stock on the NCM.

Cartesian is currently taking the steps necessary so that its common stock may be quoted for trading in the OTCQB Market (the “OTCQB”), operated by OTC Markets Group, a centralized electronic quotation service for over-the-counter securities. The Company anticipates that its common stock will begin trading on the OTCQB on November 14, 2017 under its current trading symbol “CRTN,” following the withdrawal from trading on the NCM. The Company will also remain a reporting company under the Securities Exchange Act of 1934, as amended, immediately following the voluntary withdrawal from the NCM.

About Cartesian, Inc.
Cartesian, Inc. (NASDAQ: CRTN) is a specialist provider of consulting services and managed solutions to leaders in the global communications, technology and digital media industries. Cartesian provides strategic advice, management consulting, and managed solutions to clients worldwide. The Company has offices in Boston, Kansas City, London, New York, and Philadelphia. For more information, visit www.cartesian.com.

Cautionary Statement Regarding Forward Looking Information
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein regarding expectations with respect to the Company’s future business, financial condition and results of operations and the trading market for the Company's common stock. Forward-looking statements are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from those anticipated, projected or implied in such forward-looking statements. Factors that might affect actual results, performance, or achievements include, among other things, our ability to generate sufficient cash flow from operations and obtain sufficient financing to pay our promissory note issued to Elutions if called for redemption by Elutions, our ability to successfully implement our strategic relationship with Elutions, our ability to maintain a public trading market in our common stock, conditions in the industry sectors that the Company serves, overall economic and business conditions, the demand for the Company’s services, the level of cash and non-cash expenditures incurred by the Company, and the factors described in this press release and in Cartesian’s filings with the Securities and Exchange Commission, including the risks described in its periodic reports filed with the SEC, including, but not limited to, “Cautionary Statement Regarding Forward Looking Information” under Part I and

Exhibit 99.1

"Risk Factors" in Item 1A of its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and subsequent periodic reports containing updated disclosures of such risks. These filings are available at the SEC’s web site at www.sec.gov. Any forward-looking statements made in this release speak only as of the date of this release. Cartesian does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances, except as may be required by law.

Investor Contact:

Matt Glover or Najim Mostamand, CFA
Liolios Group, Inc.
949-574-3860
CRTN@liolios.com